  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 24, 1998.



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  November 13, 1998


                        DELCO REMY INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


    DELAWARE                   1-13683                      35-1909253
 (State or other       (Commission file number)    (IRS employer identification
 jurisdiction of                                              number)
  incorporation)



     2902 ENTERPRISE DRIVE
       ANDERSON, INDIANA                                        46013
(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code:  (765) 778-6499


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 13, 1998, Reman Holdings, Inc., a wholly owned subsidiary of Delco Remy International, Inc. (the "Company"), purchased 100% of the Common Stock of Williams Technologies, Inc. ("Williams") from The W.W. Williams Company for $40,000,000 in cash, less Williams' intercompany and third-party debt and subject to working capital and other adjustments. The purchase was funded through proceeds from the Company's Senior Credit Facility.

Williams is a remanufacturer of automatic transmissions and torque converters for automotive and medium and heavy duty truck applications. Its primary market is the dealer network of major North American and foreign original equipment vehicle manufacturers. The Company does not currently anticipate any significant changes in the operation of the business of Williams.


ITEM 5.  OTHER EVENTS

On November 13, 1998, the Company amended its Senior Credit Facility. Pursuant to the Senior Credit Facility, as amended, revolving loans are available in the aggregate principal amount of $300,000,000 for general purposes (including acquisitions). The Company has the option of paying an interest rate of one bank's prime rate or a LIBOR-based rate. The Senior Credit Facility contains various covenants which include, among other things: (i) limitations on additional borrowings and encumbrances; (ii) the maintenance of certain financial ratios and compliance with certain financial tests and limitations;
(iii) limitations on cash dividends paid; (iv) limitations on investments and capital expenditures; and (v) limitations on leases and sales of assets. The Senior Credit Facility is collateralized by a lien on substantially all assets of the Company and its domestic subsidiaries and by all the capital stock of such subsidiaries held by the Company or any such other subsidiary. The Senior Credit Facility terminates on October 31, 2003.

The description contained herein of the Senior Credit Facility, as amended, is qualified in its entirety by reference to the Fourth Amendment to Fourth Amended and Restated Financing Agreement, dated as of November 13, 1998, which is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 29, 1999.

(b)  Pro Forma Financial Information

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than January 29, 1999.

(c)  Exhibits

The following exhibit has been filed as a part of this report.

Exhibit 99.1 Fourth Amendment to Fourth Amended and Restated Financing Agreement, dated November 13, 1998, by and among the Company, certain of the Company's subsidiaries signatories thereto and Bank One, Indiana, National Association, The CIT Group/Business Credit, Inc., Dresdner Bank AG, New York and Grand Cayman Branches, Keybank National Association and Paribas.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DELCO REMY INTERNATIONAL, INC.
                                              ------------------------------
                                                       (Registrant)


Date:  November 23, 1998                      By:  /s/  David L. Harbert
                                                   ---------------------
                                                   David L. Harbert
                                                   Executive Vice President and
                                                   Chief Financial Officer


Date:  November 23, 1998                      By:  /s/  David E. Stoll
                                                   -------------------
                                                   David E. Stoll
                                                   Vice President and Controller
                                                   Chief Accounting Officer